UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 7, 2014

MEDIJANE HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-167275	46-0525378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1203 Airport Way, Suite 200, Bloomfield, CO	80021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (855) 933-3499

MOKITA, INC., 7695 SW 104th Street, Suite 210, Miami, Florida, 33156

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Items

On February 28, 2014, our board of directors and a majority of holders of our company’s voting securities approved a change of name of our company to MediJane Holdings Inc.

A Certificate of Amendment to effect the change of name was filed and became effective with the Nevada Secretary of State on March 4, 2014.  A Certificate of Correction was subsequently filed with the Nevada Secretary of State on March 6, 2014 to correct a spelling error in our company’s new name.

These amendments have been reviewed by the Financial Industry Regulatory Authority (FINRA) and have been approved for filing with an effective date of March 10, 2014.

The name change will become effective with the Over-the-Counter Bulletin Board at the opening of trading on March 10, 2014 under our new ticker symbol "MJMD".  Our new CUSIP number is 58471E 107.

Item 9.01

Financial Statements and Exhibits

3.1	Certificate of Amendment filed with the Nevada Secretary of State on March 3, 2014 with an effective date of March 4, 2014.
3.2	Certificate of Correction filed with the Nevada Secretary of State on March 6, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIJANE HOLDINGS INC.

/s/ Ronald Lusk
Ronald Lusk
President and Director
Date: March 7, 2014

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